Global X NASDAQ 100® Covered Call ETF (QYLD)

a series of the
Global X Funds (the “Trust”)

Supplement dated October 22, 2018
to the Prospectus and Statement of Additional Information, each dated October 22, 2018, as may be further supplemented

The Global X NASDAQ 100® Covered Call ETF (the “Acquiring Fund”) is a newly organized series of the Trust that has been created in connection with the proposed acquisition of the assets and liabilities of the Horizons NASDAQ 100® Covered Call ETF (the “Target Fund”) a series of Horizons ETF Trust I.

It is anticipated that at a shareholder meeting scheduled to be held on December 19, 2018, the shareholders of the Target Fund will be asked to approve a proposed agreement and plan of reorganization that provides for the transfer of the Target Fund’s assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, which shares will be distributed pro rata to the shareholders of the Target Fund in complete liquidation and dissolution of the Target Fund (the "Reorganization").

If the Reorganization is approved by the Target Fund’s shareholders, for purposes of the Reorganization, the Target Fund will be considered the accounting survivor, and accordingly, certain financial highlights and other information relating to the Target Fund has been included in the attached Prospectus and presented as if the Reorganization has been consummated. However, as of the date of the Prospectus and SAI, the Reorganization has not yet been approved by shareholders of the Target Fund and has not occurred. The Acquiring Fund will commence operations on the date that the Reorganization is effected.

This supplement will be effective until the effective date of the Reorganization, which is currently scheduled to occur on or about December 24, 2018. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy.

For more information, please contact the Fund at 1-888-493-8631.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE